Back to Form 10-Q

Exhibit 10.13

PDP EMPLOYER/UNION-ONLY GROUP CONTRACT ADDENDUM

EMPLOYER/UNION-ONLY GROUP PART D ADDENDUM TO CONTRACT WITH APPROVED ENTITY PURSUANT TO SECTIONS 1860D-1 THROUGH 1860D-42 OF THE SOCIAL SECURITY ACT FOR THE OPERATION OF A VOLUNTARY MEDICARE PRESCRIPTION DRUG PLAN

The Centers for Medicare & Medicaid Services (hereinafter referred to as "CMS") and WellCare Prescription Insurance, Inc., a Prescription Drug Plan (PDP) Sponsor (hereinafter referred to as the "PDP Sponsor"), agree to amend the contract S^§^7goveming the PDP Sponsor's operation of one or more Voluntary Medicare Prescription Drug Plans, pursuant to sections 1860D-1 through 1860D-42 of the Social Security Act (hereinafter referred to as "the Act"), to permit PDP Sponsor to offer Employer/Union-Only Group Part D Prescription Drug Plans (hereinafter referred to in this Addendum as "employer/union-only group PDPs") in accordance with the waivers granted by CMS under section 1860D-22(b) of the Act. The terms of this Addendum shall only apply to PDPs offered exclusively to employers/unions.

This Addendum is made pursuant to Subpart K of 42 CFR Part 423.

PDP EMPLOYER/UNION-ONLY GROUP CONTRACT ADDENDUM

ARTICLE I
VOLUNTARY MEDICARE PRESCRIPTION DRUG PLAN

A. PDP Sponsor agrees to operate one or more employer/union-only group PDPs in accordance with the terms of this Addendum, the Medicare Prescription Drug Plan contract, which incorporates in its entirety: either the 2006 Solicitation For Applications from Prescription Drug Plans released on January 21, 2005 (as revised on March 9, 2005) or the 2007 Solicitation for Applications For New Prescription Drug Plans released on January 27, 2006 (as revised on February 2, 2006), as modified by the 2007 Application For PDP Sponsors To Offer New Employer/Union-Only Group Waiver Plans (EGWPs) (released on January 27, 2006) (except for requirements contained therein that are expressly waived or modified by this Addendum); all provisions of Federal statutes, regulations, and policies applicable to PDP Sponsors and PDPs (except to the extent any such provisions are expressly waived or modified by this Addendum); and any employer/union-only group waiver guidance. PDP Sponsor also agrees to operate one or more employer/union-only group PDPs in accordance with the regulations at 42 CFR §423.1 through 42 CFR §423.910 (with the exception of Subparts Q, R, and S), sections 1860D-1 through 1860D-42 of the Act (with the exception of 1860D-22(a) and 1860D-31), and the applicable solicitations/applications, as well as all other applicable Federal statutes, regulations, and policies, including any employer/union-only group waiver guidance.

B. This Addendum is deemed to incorporate any changes that are required by statute to be implemented during the term of the contract, and any regulations and policies implementing or interpreting such statutory provisions.

C. In the event of any conflict between the employer/union-only group waiver guidance issued prior to the execution of the contract and this Addendum, the provisions of this Addendum shall control. In the event of any conflict between the employer/union-only group waiver guidance issued after the execution of the contract and this Addendum, the provisions of the employer/union-only group guidance shall control.

D. This Addendum is in no way intended to supersede or modify 42 CFR Part 423 or section 1860D-1 through D-42 of the Act, except as specifically provided in applicable employer/union-only group waiver guidance and/or in this Addendum. Failure to reference a regulatory requirement in this Addendum does not affect the applicability of such requirement to the PDP Sponsor and CMS.

E. The provisions of this Addendum apply to all employer/union-only group PDPs offered by PDP Sponsor under this contract number. In the event of any conflict between the provisions of this Addendum and any other provision of the contract, the terms of this Addendum shall control.

PDP EMPLOYER/UNION-ONLY GROUP CONTRACT ADDENDUM

ARTICLE II
FUNCTIONS TO BE PERFORMED BY THE PDP SPONSOR

A. ENROLLMENT

1. PDP Sponsor agrees to restrict enrollment in an employer/union-only group PDP to those Part D eligible individuals eligible for the employer's/union's employment-based retiree prescription drug coverage. PDP Sponsor agrees not to enroll active employees of an employer/union in its employer/union-only group PDPs.

2. PDP Sponsor will not be subject to the requirement to offer the employer/union-only group PDP to all Part D eligible beneficiaries residing in its service area as set forth in 42 CFR §423.104(b).

3. If an employer/union elects to enroll Part D eligible individuals eligible for its employer/union-only group PDP through a group enrollment process, PDP Sponsor will not be subject to the individual enrollment requirements set forth in 42 CFR §423.32(b). PDP Sponsor agrees that all Part D eligible individuals eligible for its employer/union-only group PDP will be advised that the employer/union contracting with PDP sponsor to offer an employer/union-only group PDP (hereinafter referred to as "employer/union") intends to enroll them into the plan through a group enrollment process unless the individual affirmatively opts out of such enrollment. PDP Sponsor agrees that all such individuals will be provided this information at least 30 days prior to the effective date of the individual's enrollment in the employer/union-only group PDP. PDP Sponsor agrees the information must include a summary of benefits offered under the employer/union-only group PDP, an explanation of how to get more information on such plan, and an explanation of how to contact Medicare for information on other Part D plans that might be available to the individual. In addition, PDP Sponsor agrees that all information necessary to effectuate enrollment must be submitted electronically to CMS, consistent with CMS instructions.

B. PRESCRIPTION DRUG BENEFIT

1.    (a) Except as provided in II.B.l(b), PDP Sponsor agrees to provide basic prescription drug coverage, as defined under 42 CFR §423.100, under any employer/union-only group PDP, in accordance with Subpart C of 42 CFR Part 423. PDP Sponsor also agrees to provide Part D benefits under any employer/union-only group PDP as described in PDP Sponsor's bid approved each year by CMS.

(b) CMS agrees that PDP Sponsor will not be subject to the actuarial equivalence requirement set forth in 42 CFR §423.104(e)(5) with respect to any employer/union-only group PDP and may provide less than the defined standard coverage between the deductible and initial coverage limit. PDP Sponsor agrees that its basic prescription drug coverage under any employer/union-only group PDP will satisfy all of the other actuarial equivalence standards set forth in 42 CFR §423.104, including but not limited to the requirement set forth in 42 CFR §423.104(e)(3) that the plan has a total or gross value that is at least equal to the total or gross value of defined standard coverage.

PDP EMPLOYER/UNION-ONLY GROUP CONTRACT ADDENDUM

(c) CMS agrees that nothing in this Addendum prevents PDP Sponsor from offering benefits in addition to basic prescription drug coverage to employers/unions. Such additional benefits offered pursuant to private agreements between PDP Sponsor and employers/unions will be considered non-Medicare Part D benefits. PDP Sponsor agrees that such additional benefits may not reduce the value of basic prescription drug coverage (e.g., additional benefits cannot impose a cap that would preclude enrollees from realizing the full value of such basic prescription drug coverage).

(d) PDP Sponsor agrees that enrollees of employer/union-only group PDPs shall not be charged more than the sum of his or her monthly beneficiary premium attributable to basic prescription drug coverage and 100% of the monthly beneficiary premium attributable to his or her supplemental prescription drug coverage (if any). PDP Sponsor must pass through the direct subsidy payments received from CMS to reduce the amount that the beneficiary pays.

(e) PDP Sponsor agrees that any additional non-Medicare Part D benefits offered to an employer/union will always pay primary to the subsidies provided by CMS to low-income individuals under Subpart P of 42 CFR Part 423 (the "Low-Income Subsidy").

2. PDP Sponsor agrees enrollees of employer/union-only group PDPs will not be permitted to make payment of premiums under 42 CFR §423.293(a) through withholding from the enrollee's Social Security, Railroad Retirement Board, or Office of Personnel Management benefit payment.

3. PDP Sponsor agrees it shall obtain written agreements from each employer/union that provide that the employer/union may determine how much of an enrollee's Part D monthly beneficiary premium it will subsidize, subject to the restrictions set forth in II.B.3(a) through (e). PDP Sponsor agrees to retain these written agreements with employers/unions and provide access to these written agreements to CMS in accordance with 42 CFR §§423.504(d) and 423.505(d) and (e).

(a) The employer/union can subsidize different amounts for different classes of enrollees in the employer/union-only group PDP provided such classes are reasonable and based on objective business criteria, such as years of service, date of retirement, business location, job category, and nature of compensation (e.g., salaried v. hourly). Different classes cannot be based on eligibility for the Low Income Subsidy.

PDP EMPLOYER/UNION-ONLY GROUP CONTRACT ADDENDUM

(b) The employer/union cannot vary the premium subsidy for individuals within a given class ofenrollees.

(c) The employer/union cannot charge an enrollee for prescription drug coverage provided under the plan more than the sum of his or her monthly beneficiary premium attributable to basic prescription drug coverage and 100% of the monthly beneficiary premium attributable to his or her supplemental prescription drug coverage (if any). The employer/union must pass through direct subsidy payments received from CMS to reduce the amount that the beneficiary pays.

(d) For all enrollees eligible for the Low Income Subsidy, the low income premium subsidy amount will first be used to reduce the portion of the monthly beneficiary premium attributable to basic prescription drug coverage paid by the enrollee, with any remaining portion of the premium subsidy amount then applied toward the portion of the monthly beneficiary premium attributable to basic prescription drug coverage paid by the employer/union.

(e) If the low income premium subsidy amount for which an enrollee is eligible is less than the portion of the monthly beneficiary premium paid by the enrollee, then the employer/union should communicate to the enrollee the financial consequences for the beneficiary of enrolling in the employer/union-only group PDP as compared to enrolling in another Part D plan with a monthly beneficiary premium equal to or below the low income premium subsidy amount.

4. For non-calendar year employer/union-only group PDPs, PDP Sponsor may determine benefits (including deductibles, out-of-pocket limits, etc.) on a non-calendar year basis subject to the following requirements:

(a) Applications, formularies, bids and other submissions to CMS must be submitted on a calendar year basis;

(b) The employer/union-only group PDP must be actuarially equivalent to defined standard coverage for the portion of its plan year that falls in a given calendar year. An employer/union-only group PDP will meet this standard if it is actuarially equivalent for the calendar year in which the plan year starts and no design change is made for the remainder of the plan year. In no event can PDP Sponsor increase during the plan year the annual out-of-pocket threshold;

(c) After an enrollee's incurred costs exceed the annual out-of-pocket threshold, the employer/union-only group PDP must provide coverage that is at least actuarially equivalent to that provided under standard prescription drug coverage; eligibility for such coverage can be determined on a plan year basis.

PDP EMPLOYER/UNION-ONLY GROUP CONTRACT ADDENDUM

C. DISSEMINATION OF EMPLOYER/UNION-ONLY GROUP PLAN INFORMATION

1. Except as provided in II.C.2., CMS agrees that with respect to any employer/union-only group PDPs, PDP Sponsor will not be subject to the information requirements set forth in 42 CFR §423.48 and the prior review and approval of marketing materials and enrollment forms requirements set forth in 42 CFR §423.50. PDP Sponsor will be subject to all other dissemination requirements contained in 42 CFR §423.128 and in CMS guidance, including those requirements contained in the "Medicare Marketing Materials Guidelines for Medicare Advantage Plans (MAs), Medicare Advantage Prescription Drug Plans (MA-PDs), Prescription Drug Plans (PDPs), and 1876 Cost Plans."

2. CMS agrees that the dissemination requirements set forth in 42 CFR §423.128 will not apply with respect to any employcr/union-only group PDP when the employer/union is subject to alternative disclosure requirements (e.g., the Employee Retirement Income Security Act of 1974 ("ERISA")) and fully complies with such alternative requirements. PDP Sponsor agrees to comply with the requirements for this waiver contained in employer/union-only group waiver guidance, including those requirements contained in Chapter 13 of the "Medicare Marketing Materials Guidelines for Medicare Advantage Plans (MAs), Medicare Advantage Prescription Drug Plans (MA-PDs), Prescription Drug Plans (PDPs), and 1876 Cost Plans."

D. PAYMENT TO PDP SPONSOR

Except as provided in II.D.l through 3 of this section, payment under this Addendum will be governed by the rules ofSubpart G of 42 CFR Part 423.

1. PDP Sponsor will receive a monthly direct subsidy for each employer/union-only group PDP enrollee equal to the amount of the national average monthly bid amount (not its approved standardized bid), adjusted for health status (as determined under 42 CFR §423.329(b)(l)) and reduced by the base beneficiary premium for the employer/union-only group PDP, as adjusted under 42 CFR §423.286(d)(3), if applicable. The further adjustments to the base beneficiary premium contained in 42 CFR §423.286(d)(l) and (2) will not apply.

2. PDP Sponsor agrees that the risk-sharing payment adjustment described in 42 CFR §423.336 is not applicable for any employer/union-only group PDP enrollee.

3. PDP Sponsor will not receive monthly reinsurance payment amounts in the manner set forth in 42 CFR §423.329(c)(2)(i) for any employer/union-only group PDP enrollee, but instead will receive the full reinsurance payment following the end of year reconciliation as described in 42 CFR §423.329(c)(2)(ii).

PDP EMPLOYER/UNION-ONLY GROUP CONTRACT ADDENDUM

4. For non-calendar year plans:

(a) CMS payments will be determined on a calendar year basis;

(b) Low income subsidy payments and reconciliations will be determined based on the calendar year for which the payments are made; and

(c) PDP Sponsor acknowledges that it will not receive reinsurance payments under 42 CFR §423.329(c).

E. SERVICE AREA, FORMULARIES, AND PHARMACY ACCESS

1. CMS agrees that PDP Sponsor may offer an employer/union-only group PDP in any PDP region in which PDP Sponsor, either itself or through subcontractors or other partners, offers a PDP to Part D eligible individuals not participating in an employer/union-only group PDP (hereinafter referred to as a "non-group PDP"). PDP Sponsor may extend coverage under an employer/union-only group PDP to other PDP regions in which eligible individuals reside, provided the PDP Sponsor, either itself or through subcontractors or other partners, offers a non-group PDP in the PDP region where the most substantial portion of the employer's employees (or in the case of a union, the union's participants) reside. PDP Sponsor agrees to conduct an actual review to identify where the most substantial portion of the employer's/union's employees/participants reside, and to maintain adequate supporting documentation of such review (including the date of such review, by whom the review was conducted, and any other relevant documentation to substantiate the review), and to permit CMS to audit and review such documentation. Such expanded service areas must have convenient Part D pharmacy access sufficient to meet the needs of enrollees wherever they reside.

2. PDP Sponsor agrees to utilize, as the formulary for any employer/union-only group PDP, a base formulary that has received approval from CMS, in accordance with CMS formulary guidance, for use in a non-group PDP offered by PDP sponsor. Except as set forth in 42 CFR §423.120(b) and sub-regulatory guidance, PDP Sponsor may not modify the approved base formulary used for any employer/union-only group PDP by removing drugs, adding additional utilization management restrictions, or increasing the cost-sharing status of a drug from the base formulary. Enhancements that are permitted to the base formulary include adding additional drugs, removing utilization management restrictions, and improving the cost-sharing status of drugs.

3. For any employer/union-only group PDP, PDP Sponsor agrees to provide Part D benefits in the plan's service area utilizing a pharmacy network and formulary that meets the requirements of 42 CFR §423.120, with the following exception:  CMS agrees that the retail pharmacy access requirements set forth in 42 CFR §423.120(a)(l) ("Tricare" standards) will not apply when the employer/union-only group PDP's pharmacy network is sufficient to meet the needs of its

PDP EMPLOYER/UNION-ONLY GROUP CONTRACT ADDENDUM

enrollees throughout the employer/union-only group PDP's service area, as determined by CMS. CMS may periodically review the adequacy of the employ er/union-only group PDP's pharmacy network and require the employer/union-only group PDP to expand access if CMS determines that such expansion is necessary in order to ensure that the employer/union-only group PDP's network is sufficient to meet the needs of its enrollees.

PDP EMPLOYER/UNION-ONLY GROUP CONTRACT ADDENDUM

In witness whereof, the parties hereby execute this Addendum.

FOR THE PDP SPONSOR

Todd Farha Pinted Name	President and CEO Title
/s/ Todd S. Farha Signature	9/6/06 Date
WellCare Prescription Insurance, Inc. Organization	8735 Henderson Rd. Tampa, FL 33634 Address
FOR THE CENTERS FOR MEDICARE & MEDICAID SERVICES
/s/ Brenda Tranchida Brenda Tranchida Deputy Director Employer Policy & Operations Group Center for Beneficiary Choices	9/21/06 Date

Prescription Drug Plan Attestation of Benefit Plan and Price
WELLCARE PRESCRIPTION INSURANCE, INC.
S5967
Date: 09/05/2006

I attest that the following plan numbers as established in the final Plan Benefit Package (PBP) will be operated by the above-stated organization and made available to eligible beneficiaries in the approved service area during program year 2007.I further attest that the organization will comply with all applicable program guidance that CMS has issued to date and will issue during the remainder of 2006 and 2007 pursuant to Medicare program authorizing statutes and regulations, including but not limited to, the 2007 Call Letters, the 2007 Solicitations for New Contract Applicants, and the CMS memoranda issued through the Health Plan Management System (HPMS).

Plan ID	Segment ID	Version	Plan Name	Plan Type	Transaction Type	Part D Premium	CMS Approval Date	Effective Date
035	0	4	WellCare Signature	Medicare Prescription Drug Plan	Renewal	26.10	08/31/2006	01/01/2007
036	0	4	WellCare Signature	Medicare Prescription Drug Plan	Renewal	21.50	08/31/2006	01/01/2007
037	0	4	WellCare Signature	Medicare Prescription Drug Plan	Renewal	22.70	08/31/2006	01/01/2007
038	0	4	WellCare Signature	Medicare Prescription Drug Plan	Renewal	22.60	08/31/2006	01/01/2007
039	0	4	WellCare Signature	Medicare Prescription Drug Plan	Renewal	20.40	08/31/2006	01/01/2007
040	0	4	WellCare Signature	Medicare Prescription Drug Plan	Renewal	27.10	08/31/2006	01/01/2007
041	0	4	WellCare Signature	Medicare Prescription Drug Plan	Renewal	26.30	08/31/2006	01/01/2007
042	0	4	WellCare Signature	Medicare Prescription Drug Plan	Renewal	27.70	08/31/2006	01/01/2007
043	0	4	WellCare Signature	Medicare Prescription Drug Plan	Renewal	27.80	08/31/2006	01/01/2007
044	0	4	WellCare Signature	Medicare Prescription Drug Plan	Renewal	27.80	08/31/2006	01/01/2007
045	0	4	WellCare Signature	Medicare Prescription Drug Plan	Renewal	17.80	08/31/2006	01/01/2007
046	0	4	WellCare Signature	Medicare Prescription Drug Plan	Renewal	30.00	08/31/2006	01/01/2007

Page 1 of 9 - WELLCARE PRESCRIPTION INSURANCE, INC. - S5967

Plan ID	Segment ID	Version	Plan Name	Plan Type	Transaction Type	Part D Premium	CMS Approval Date	Effective Date
047	0	4	WellCare Signature	Medicare Prescription Drug Plan	Renewal	25.30	08/31/2006	01/01/2007
048	0	4	WellCare Signature	Medicare Prescription Drug Plan	Renewal	28.20	08/31/2006	01/01/2007
049	0	4	WellCare Signature	Medicare Prescription Drug Plan	Renewal	28.90	08/31/2006	01/01/2007
050	0	4	WellCare Signature	Medicare Prescription Drug Plan	Renewal	24.50	08/31/2006	01/01/2007
051	0	4	WellCare Signature	Medicare Prescription Drug Plan	Renewal	25.90	08/31/2006	01/01/2007
052	0	4	WellCare Signature	Medicare Prescription Drug Plan	Renewal	23.80	08/31/2006	01/01/2007
053	0	4	WellCare Signature	Medicare Prescription Drug Plan	Renewal	23.20	08/31/2006	01/01/2007
054	0	4	WellCare Signature	Medicare Prescription Drug Plan	Renewal	27.90	08/31/2006	01/01/2007
055	0	4	WellCare Signature	Medicare Prescription Drug Plan	Renewal	26.00	08/31/2006	01/01/2007
056	0	4	WellCare Signature	Medicare Prescription Drug Plan	Renewal	19.40	08/31/2006	01/01/2007
057	0	4	WellCare Signature	Medicare Prescription Drug Plan	Renewal	27.80	08/31/2006	01/01/2007
058	0	4	WellCare Signature	Medicare Prescription Drug Plan	Renewal	28.00	08/31/2006	01/01/2007
059	0	4	WellCare Signature	Medicare Prescription Drug Plan	Renewal	26.80	08/31/2006	01/01/2007

Page 2 of 9 - WELLCARE PRESCRIPTION INSURANCE, INC. - S5967 - 09/05/2006

Plan ID	Segment ID	Version	Plan Name	Plan Type	Transaction Type	Part D Premium	CMS Approval Date	Effective Date
060	0	4	WellCare Signature	Medicare Prescription Drug Plan	Renewal	25.40	08/31/2006	01/01/2007
061	0	4	WellCare Signature	Medicare Prescription Drug Plan	Renewal	26.30	08/31/2006	01/01/2007
062	0	4	WellCare Signature	Medicare Prescription Drug Plan	Renewal	18.20	08/31/2006	01/01/2007
063	0	4	WellCare Signature	Medicare Prescription Drug Plan	Renewal	19.80	08/31/2006	01/01/2007
064	0	4	WellCare Signature	Medicare Prescription Drug Plan	Renewal	29.50	08/31/2006	01/01/2007
065	0	4	WellCare Signature	Medicare Prescription Drug Plan	Renewal	30.00	08/31/2006	01/01/2007
066	0	4	WellCare Signature	Medicare Prescription Drug Plan	Renewal	18.20	08/31/2006	01/01/2007
067	0	4	WellCare Signature	Medicare Prescription Drug Plan	Renewal	27.10	08/31/2006	01/01/2007
068	0	4	WellCare Signature	Medicare Prescription Drug Plan	Renewal	36.30	08/31/2006	01/01/2007
069	0	1	WellCare Complete	Medicare Prescription Drug Plan	Renewal	45.80	08/31/2006	01/01/2007
070	0	1	WellCare Complete	Medicare Prescription Drug Plan	Renewal	36.80	08/31/2006	01/01/2007
071	0	1	WellCare Complete	Medicare Prescription Drug Plan	Renewal	39.10	08/31/2006	01/01/2007
072	0	1	WellCare Complete	Medicare Prescription Drug Plan	Renewal	42.20	08/31/2006	01/01/2007
073		1	WellCare Complete	Medicare Prescription Drug Plan	Renewal	37.20	08/31/2006	01/01/2007
074	0	1	WellCare Complete	Medicare Prescription Drug Plan	Renewal	46.60	08/31/2006	01/01/2007

Page 3 of 9 - WELLCARE PRESCRIPTION INSURANCE, INC. - S5967 - 09/05/2006

Plan ID	Segment ID	Version	Plan Name	Plan Type	Transaction Type	Part D Premium	CMS Approval Date	Effective Date
075	0	1	WellCare Complete	Medicare Prescription Drug Plan	Renewal	42.50	08/31/2006	01/01/2007
076	0	1	WellCare Complete	Medicare Prescription Drug Plan	Renewal	47.90	08/31/2006	01/01/2007
077	0	1	WellCare Complete	Medicare Prescription Drug Plan	Renewal	42.80	08/31/2006	01/01/2007
078	0	1	WellCare Complete	Medicare Prescription Drug Plan	Renewal	45.40	08/31/2006	01/01/2007
079	0	1	WellCare Complete	Medicare Prescription Drug Plan	Renewal	41.40	08/31/2006	01/01/2007
080	0	1	WellCare Complete	Medicare Prescription Drug Plan	Renewal	49.70	08/31/2006	01/01/2007
081	0	1	WellCare Complete	Medicare Prescription Drug Plan	Renewal	42.50	08/31/2006	01/01/2007
082	0	1	WellCare Complete	Medicare Prescription Drug Plan	Renewal	53.40	08/31/2006	01/01/2007
083	0	1	WellCare Complete	Medicare Prescription Drug Plan	Renewal	46.90	08/31/2006	01/01/2007
084	0	1	WellCare Complete	Medicare Prescription Drug Plan	Renewal	45.50	08/31/2006	01/01/2007
085	0	1	WellCare Complete	Medicare Prescription Drug Plan	Renewal	47.10	08/31/2006	01/01/2007
086	0	1	WellCare Complete	Medicare Prescription Drug Plan	Renewal	46.50	08/31/2006	01/01/2007
087	0	1	WellCare Complete	Medicare Prescription Drug Plan	Renewal	35.70	08/31/2006	01/01/2007
088	0	1	WellCare Complete	Medicare Prescription Drug Plan	Renewal	43.00	08/31/2006	01/01/2007
089	0	1	WellCare Complete	Medicare Prescription Drug Plan	Renewal	45.30	08/31/2006	01/01/2007
090	0	1	WellCare Complete	Medicare Prescription Drug Plan	Renewal	33.60	08/31/2006	01/01/2007

Page 4 of 9 - WELLCARE PRESCRIPTION INSURANCE, INC. - S5967 - 09/05/2006

Plan ID	Segment ID	Version	Plan Name	Plan Type	Transaction Type	Part D Premium	CMS Approval Date	Effective Date
092	0	1	WellCare Complete	Medicare Prescription Drug Plan	Renewal	40.60	08/31/2006	01/01/2007
093	0	1	WellCare Complete	Medicare Prescription Drug Plan	Renewal	46.00	08/31/2006	01/01/2007
094	0	1	WellCare Complete	Medicare Prescription Drug Plan	Renewal	39.50	08/31/2006	01/01/2007
095	0	1	WellCare Complete	Medicare Prescription Drug Plan	Renewal	33.30	08/31/2006	01/01/2007
096	0	1	WellCare Complete	Medicare Prescription Drug Plan	Renewal	39.30	08/31/2006	01/01/2007
097	0	1	WellCare Complete	Medicare Prescription Drug Plan	Renewal	38.30	08/31/2006	01/01/2007
098	0	1	WellCare Complete	Medicare Prescription Drug Plan	Renewal	43.10	08/31/2006	01/01/2007
099	0	1	WellCare Complete	Medicare Prescription Drug Plan	Renewal	43.80	08/31/2006	01/01/2007
100	0	1	WellCare Complete	Medicare Prescription Drug Plan	Renewal	45.60	08/31/2006	01/01/2007
101	0	1	WellCare Complete	Medicare Prescription Drug Plan	Renewal	35.50	08/31/2006	01/01/2007
102	0	1	WellCare Complete	Medicare Prescription Drug Plan	Renewal	42.60	08/31/2006	01/01/2007
103	0	1	WellCare Complete	Medicare Prescription Drug Plan	Renewal	58.40	08/31/2006	01/01/2007
138	0	2	WellCare Classic	Medicare Prescription Drug Plan	Renewal	21.70	08/31/2006	01/01/2007
139	0	2	WellCare Classic	Medicare Prescription Drug Plan	Renewal	13.40	08/31/2006	01/01/2007
140	0	2	WellCare Classic	Medicare Prescription Drug Plan	Renewal	14.90	08/31/2006	01/01/2007

Page 5 of 9 - WELLCARE PRESCRIPTION INSURANCE, INC. - S5967 - 09/05/2006

Plan ID	Segment ID	Version	Plan Name	Plan Type	Transaction Type	Part D Premium	CMS Approval Date	Effective Date
141	0	2	WellCare Classic	Medicare Prescription Drug Plan	Renewal	15.10	08/31/2006	01/01/2007
142	0	2	WellCare Classic	Medicare Prescription Drug Plan	Renewal	12.20	08/31/2006	01/01/2007
143	0	2	WellCare Classic	Medicare Prescription Drug Plan	Renewal	19.90	08/31/2006	01/01/2007
144	0	2	WellCare Classic	Medicare Prescription Drug Plan	Renewal	19.00	08/31/2006	01/01/2007
145	0	2	WellCare Classic	Medicare Prescription Drug Plan	Renewal	22.00	08/31/2006	01/01/2007
146	0	2	WellCare Classic	Medicare Prescription Drug Plan	Renewal	20.50	08/31/2006	01/01/2007
147	0	2	WellCare Classic	Medicare Prescription Drug Plan	Renewal	20.70	08/31/2006	01/01/2007
148	0	2	WellCare Classic	Medicare Prescription Drug Plan	Renewal	10.20	08/31/2006	01/01/2007
149	0	2	WellCare Classic	Medicare Prescription Drug Plan	Renewal	20.70	08/31/2006	01/01/2007
150	0	2	WellCare Classic	Medicare Prescription Drug Plan	Renewal	18.20	08/31/2006	01/01/2007
151	0	2	WellCare Classic	Medicare Prescription Drug Plan	Renewal	20.70	08/31/2006	01/01/2007
152	0	2	WellCare Classic	Medicare Prescription Drug Plan	Renewal	19.90	08/31/2006	01/01/2007
153	0	2	WellCare Classic	Medicare Prescription Drug Plan	Renewal	15.90	08/31/2006	01/01/2007
154	0	2	WellCare Classic	Medicare Prescription Drug Plan	Renewal	18.70	08/31/2006	01/01/2007
155	0	2	WellCare Classic	Medicare Prescription Drug Plan	Renewal	16.70	08/31/2006	01/01/2007

Page 6 of 9 - WELLCARE PRESCRIPTION INSURANCE, INC. - S5967 - 09/05/2006

Plan ID	Segment ID	Version	Plan Name	Plan Type	Transaction Type	Part D Premium	CMS Approval Date	Effective Date
156	0	2	WellCare Classic	Medicare Prescription Drug Plan	Renewal	15.30	08/31/2006	01/01/2007
157	0	2	WellCare Classic	Medicare Prescription Drug Plan	Renewal	20.30	08/31/2006	01/01/2007
158	0	2	WellCare Classic	Medicare Prescription Drug Plan	Renewal	18.20	08/31/2006	01/01/2007
159	0	2	WellCare Classic	Medicare Prescription Drug Plan	Renewal	11.00	08/31/2006	01/01/2007
160	0	2	WellCare Classic	Medicare Prescription Drug Plan	Renewal	20.10	08/31/2006	01/01/2007
161	0	2	WellCare Classic	Medicare Prescription Drug Plan	Renewal	20.60	08/31/2006	01/01/2007
162	0	2	WellCare Classic	Medicare Prescription Drug Plan	Renewal	18.80	08/31/2006	01/01/2007
163	0	2	WellCare Classic	Medicare Prescription Drug Plan	Renewal	17.30	08/31/2006	01/01/2007
164	0	2	WellCare Classic	Medicare Prescription Drug Plan	Renewal	17.00	08/31/2006	01/01/2007
165	0	2	WellCare Classic	Medicare Prescription Drug Plan	Renewal	10.40	08/31/2006	01/01/2007
166	0	2	WellCare Classic	Medicare Prescription Drug Plan	Renewal	10.60	08/31/2006	01/01/2007
167	0	2	WellCare Classic	Medicare Prescription Drug Plan	Renewal	22.40	08/31/2006	01/01/2007
168	0	2	WellCare Classic	Medicare Prescription Drug Plan	Renewal	24.00	08/31/2006	01/01/2007
169	0	2	WellCare Classic	Medicare Prescription Drug Plan	Renewal	9.70	08/31/2006	01/01/2007
170	0	2	WellCare Classic	Medicare Prescription Drug Plan	Renewal	17.30	08/31/2006	01/01/2007

Page 7 of 9 - WELLCARE PRESCRIPTION INSURANCE, INC. - S5967 - 09/05/2006

Plan ID	Segment ID	Version	Plan Name	Plan Type	Transaction Type	Part D Premium	CMS Approval Date	Effective Date
171	0	2	WellCare Classic	Medicare Prescription Drug Plan	Renewal	29.40	08/31/2006	01/01/2007
801	0	1	WellCare Smart Plan	Medicare Prescription Drug Plan	Renewal	35.10	08/31/2006	01/01/2007
802	0	1	WellCare Smart Plan	Medicare Prescription Drug Plan	Renewal	35.10	08/31/2006	01/01/2007

Page 8 of 9 - WELLCARE PRESCRIPTION INSURANCE, INC. - S5967 - 09/05/2006

* For all 800-series Plan IDs, plans have the flexibility to vary the premium amounts that they charge. Therefore, the amount listed in the "Part D Premium" column may not coincide with the amount actually charged. For CY2007, the direct subsidy payment will be based on the national average monthly bid amount rather than on the bid submitted by the plan. Also, the base beneficiary premium will be used rather than the plan's premium as derived from their standardized bid in determining the low-income premium subsidy.

/s/ Todd Farha CEO: Todd Farha CEO/President 8735 Henderson Road, Ren 2 Tampa, FL 33634	9/6/06 Date
/s/ Paul Behrens CFO Paul Behrens Chief Financial Officer 8735 Henderson Road, Ren 2 Tampa, FL 33634 888-888-9355 (1469)	9/6/06 Date

Page 9 of 9 - WELLCARE PRESCRIPTION INSURANCE, INC. - S5967 - 09/05/2006